UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On August 27, 2025, SHF Holdings, Inc. (the “Company”) closed an offering of Convertible Promissory Notes (the “Notes”) that were issued to certain accredited investors (the “Investors”) with a maturity date of August 2026, a 20% original issue discount and an aggregate principal sum of $562,500. Pursuant to the terms of the Notes, the Company has agreed to pay all outstanding principal and interest on the maturity date.

The conversion price of the Notes is the lesser of (i) a twenty percent (20%) discount to the average VWAP of the Company’s common stock (the “Common Stock”) for the twenty (20) consecutive trading days ending on the trading day immediately prior to the execution date of the Note and (ii) a twenty percent (20%) discount to the average VWAP of the Common Stock for the twenty (20) consecutive trading days ending on the trading day immediately preceding the date of a conversion notice, subject to adjustment as provided in the Note. The Investors may, at any time, convert all or a portion of the Notes. The Notes contain customary events of default and become due and payable upon the occurrence thereof.

The Notes also provide the Investors with the right to exchange the Note for securities issued by the Company in a subsequent offering of securities by the Company. 120% of the principal and interest then outstanding on the Note shall be exchanged for the new securities at the election of the Investors. The Company has also granted the Investors piggyback registration rights with respect to the shares of Common Stock underlying the Notes.

The foregoing description of the Notes is qualified in its entirety by reference to the text of the Notes. The form of the Note is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

The Notes were offered and sold to the Investors in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Convertible Promissory Note, by and between the Company and the Investors.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: September 2, 2025	By:	/s/ Terrance E. Mendez
Terrance E. Mendez
Chief Executive Officer